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Acquicor Technology Inc.
Proposed Merger with
Jazz Semiconductor, Inc.

November 2006

Legal Disclosures and Safe Harbor

The following slide show was furnished to the Securities and Exchange Commission (the “SEC”) on
Schedule 14A by Acquicor Technology Inc. (“Acquicor”) on November 22, 2006.

Acquicor will be holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Acquicor stock, regarding its proposed merger with Jazz Semiconductor, Inc.
(“Jazz Semiconductor”) pursuant to an Agreement and Plan of Merger dated as of September 26, 2006, by and among Acquicor, Joy Acquisition Corp., a wholly-owned subsidiary of Acquicor, Jazz
Semiconductor and TC Group, L.L.C., as the Jazz Semiconductor stockholders representative as described in the September 29, 2006 Form 8-K, and exhibits thereto, and the preliminary proxy statement on Schedule 14A, filed with the SEC on November 20, 2006.

Acquicor and its officers and directors may be deemed to be participants in the solicitation of proxies from Acquicor's stockholders in favor of the adoption of the merger agreement and the approval of the merger. Information concerning Acquicor's directors and executive officers is set forth in the publicly filed documents of Acquicor.  Acquicor stockholders may obtain more detailed information regarding the direct and indirect interests of Acquicor and its directors and executive officers in the merger by reading the preliminary proxy statement and the definitive proxy statement, once it is filed with the SEC.

ThinkEquity Partners LLC, CRT Capital Group LLC, Wedbush Morgan Securities, GunnAllen Financial,
Inc., the underwriters in Acquicor’s initial public offering, and Paul A. Pittman, a consultant to Acquicor and formerly a partner of ThinkEquity Partners LLC, may be deemed to be participants in the solicitation of proxies from Acquicor’s stockholders in favor of the adoption of the merger agreement and the approval of the merger.  Acquicor stockholders may obtain information concerning the direct and indirect interests of such parties in the merger by reading the preliminary proxy statement and the definitive proxy statement, once it is filed with the SEC.

Legal Disclosures and Safe Harbor (cont.)

In connection with the proposed merger and required stockholder approval, Acquicor has filed with the SEC a preliminary proxy statement on schedule 14A.  Acquicor intends to file with the SEC a definitive proxy statement which will be mailed to the stockholders of Acquicor.
INVESTORS AND SECURITY HOLDERS OF ACQUICOR ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER
RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT
THE PROPOSED MERGER.  The definitive proxy statement will be mailed to the stockholders as of a record date to be established for voting on the proposed merger.  Investors and security holders will be able to obtain free copies of the proxy statement, as well as other filed materials containing information about Acquicor, at www.sec.gov, the SEC’s website.  Investors may also access the proxy statement and the other materials at www.acquicor.com, or obtain copies of such material by request to Acquicor’s Corporate Secretary at: Acquicor
Technology Inc., 4910 Birch Street, #102, Newport Beach, CA
92660.

This presentation, and other statements Acquicor or Jazz Semiconductor may make, including statements about the benefits of the proposed merger, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to Acquicor’s and Jazz Semiconductor’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “expect,” “anticipate,”
“intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Acquicor’s or Jazz Semiconductor’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Acquicor’s and Jazz Semiconductor’s filings with the SEC. Acquicor’s and Jazz Semiconductor’s filings with the SEC are accessible on the SEC’s website at http://www.sec.gov. Forward-looking statements speak only as of the date they are made. Acquicor and
Jazz Semiconductor assume no obligation to update forward-looking statements.  In particular, the anticipated timing and benefits of the consummation of the merger is uncertain and could be affected by many factors, including, without limitation, the following: (1) the scope and timing of SEC and other regulatory agency review, (2) Jazz Semiconductor’s future financial performance and (3) general economic and financial market conditions.

Table of Contents

                                                        Tab

Transaction Overview                                                                                                        I

Jazz Semiconductor Business Summary                         II

Strategy                                                                                                                                                               III

Financial Information and Valuation                                            IV

Transaction Overview
Acquicor Technology Inc. History

IPO in March 2006

Raised $172.5 million

Approximately $165.9 million held in trust as of June 30, 2006

Founders’ background

Gil Amelio

Chairman and CEO, Apple Computer

Chairman and CEO, National Semiconductor

President, Rockwell Communication Systems

Ellen Hancock

Chairman and CEO, Exodus Communications

EVP and CTO, Apple Computer

EVP and COO, National Semiconductor

SVP, IBM

Steve Wozniak

Co-founder, Apple Computer

Transaction Overview
Transaction Summary

Jazz Semiconductor is an independent wafer level manufacturer primarily focused on specialty analog and mixed-signal processes

Purchase price = $260 million subject to adjustment (all cash)

We have executed a definitive agreement to acquire Jazz Semiconductor’s business including the Newport Beach fab and an approximate 10% stake in
Shanghai Hua Hong NEC Electronics Co., Ltd. (HHNEC)

Expected to close in 1Q 2007

Financing overview (approximate)

$162 million from Acquicor’s IPO proceeds held in trust

$28 million draw on a $65 million line of credit provided by Wachovia Bank

$80 million in other financing

Acquicor would change its name to Jazz Technologies, Inc. and be publicly traded

Following the merger, Jazz Semiconductor would be a wholly-owned subsidiary of Jazz Technologies

Transaction Overview
Jazz Technologies’ Projected Team

Jazz Technologies (Parent)

Gil Amelio – Chairman and CEO

Ellen Hancock – President and COO

Steve Wozniak – EVP and CTO

Paul Pittman – CFO and Chief Administrative Officer

Shu Li – SVP and Divisional CEO

Allen Grogan – Chief Legal Officer

George Lauro – VP, Corporate Development

Dan Lynch – VP, Human Resources

Harsha Tank – Controller (currently acting CFO of Jazz Semiconductor)

Jazz Semiconductor (Subsidiary)

Shu Li – President and CEO

Nabil Alali – VP, Newport Beach Operations

Jeff McHenry – VP, Supply Chain Management

Marco Racanelli – VP, Engineering and Technology

Theodore Zhu – Chief Marketing Officer and VP, Sales

Carolyn Follis – General Counsel

Jazz Semiconductor Business Summary
Company Overview

World’s leading independent wafer level manufacturer for analog and mixed-signal semiconductors

800+ employees

Spun-off by Conexant in 2002 in conjunction with an investment by the
Carlyle Group

Current shareholders include Carlyle Group, Conexant, and RF Micro Devices

IP and trade secrets developed over a decade

Substantial body of IP in basic material physics, processes, and device and circuit design

Leadership position

High switching costs, customer stickiness, limited alternatives

Access to multiple fabs

Newport Beach: 17,000 wafers/month (wholly owned)

Current and planned capex expected to bring total capacity to 19,000 to 21,000 wafers/month, with enhanced specialty process capabilities

Additional capacity through HHNEC and ASMC in Shanghai

$325
$260
$195
$130
$65
$0
$ Billions
$29
$32
$37
$41
$47
2004A
2005A
2006P
2007P
2008P
Analog Market
Total Market

Jazz Semiconductor Business Summary
Semiconductor Market Growth Trends

Analog integrated circuits (ICs) growing faster than the overall semiconductor market

WW sales of semis expected to grow 9.8% in 2006 to $249.6 billion

Analog / mixed signal expected to grow 17.3% in 2006 to $37.4 billion

Semiconductor Market Growth

$215

$228

$299

$255

$250

Source: Semiconductor Industry Association and CIBC World Markets

Jazz Semiconductor Business Summary
High-Volume CMOS versus Specialty Foundries

Specialty Foundries

(e.g., Jazz Semiconductor)

(e.g., TSMC, UMC, etc.)

Leading analog products can
be fabricated on .13 micron or
larger

Leading products require
cutting-edge fab equipment
(.09 micron and smaller)

Fab
Equipment

Dense integration of analog
and digital on single IC
performing analog functions
with high performance and
efficiency

IP-focused on accomplishing
digital functions at lowest cost

Technology
Focus

Compete on circuit
performance and efficiency

Compete on number of
transistors/mm2

Basis of
Competitive
Advantage

Small chips (<5mm2)

Large chips (>10mm2)

Chip Size

Analog plus digital

Predominantly digital

Chip
Functions

Specialty fabs

High volume fabs

Foundry Type

High Volume CMOS
Foundries

Jazz Semiconductor Business Summary
Blue Chip IC Vendors Use Jazz

Jazz
Offerings

Silicon Germanium

RFCMOS

CMOS

High Voltage CMOS

.35um, .25um,
.18um, .13um

Jazz Customers and Products

WIRELINE

Conexant, Mindspeed, TI

Interface Circuits, D/A, Regulators, etc.

WIRELESS

Freescale, Marvell, RFMD, Skyworks

Radio Frequency Circuits, Mixers,
Mod/Demod, Drivers, Power Amps, etc.

CONSUMER

Conexant, Micro Linear, RF Magic

Radio Frequency Circuits, Mixers,
Mod/Demod, Drivers, Power Amps, etc.

Cell Phones

WiFi

Digital TV Tuners

Wireline Ports

Modems

GPS Receivers

Bluetooth

End
Products

End Product Market	Total Worldwide Market Projected 2006 Units	Total Worldwide Market Projected 2007/06 AGR	9 Months Ended 9/30/2006 Jazz Revenue (Approximately)
Cell Phones	920 M	8%	43%
Modems	244 M	7%	20%
Digital TV Tuners	112 M	31%	12%
WLAN	180 M	42%	9%
Wireline (Ethernet) Ports	580 M	12%	5%
Other (Cordless Phones, RFID, etc.)	NA	NA	3%

Jazz Semiconductor Business Summary
Jazz Products Feed Growing End Markets

Source: CIBC World Markets

Jazz Semiconductor Business Summary
Jazz Specialty Processes Enable Unique Products

Specialty processes enable “mixed signal” integration

Combine analog and digital functions on single chip

Product miniaturization

Reduce part count, size, and power consumption

Key enabler to multi-function consumer and portable devices

Set Top Box Tuner – Miniaturization Example (many others)

Legacy Solution

The Jazz Specialty Solution

End Product

Single RFIC using
0.18um specialty silicon

Mechanical metal “can” tuner

Wireless TV reception for HDTV,
PC, and cell phone products

Strategy
Phase 1: Strengthen the Core Business

We expect to accelerate Jazz Semiconductor’s efforts to:

Complete in-process capacity expansion in Newport Beach and improve product mix

Operate the Newport Beach fab more efficiently

Improve ability to allocate production to Chinese partners

We intend to acquire low cost capacity to increase the scale of the business

We expect to add capacity inexpensively, because:

Specialty processes typically use less advanced operating technology than
CMOS processes (e.g., 130nm vs. 65nm)

Fully-depreciated CMOS fabs provide a sound foundation for specialty fabs

Conversion from standard CMOS to specialty processes is cost effective

With continuing upgrades in the standard CMOS market, fully-
depreciated fabs are expected to continue to be available

Strategy
Phase 2: Expand the Platform

Design services front end

Jazz Semiconductor assists customers in getting designs into Jazz
Semiconductor’s foundry more efficiently

Application specific integrated circuit (ASIC) design service

Jazz Semiconductor offers “turn key” custom ASIC service

Designs and fabs ICs to customer specifications

Augment IP libraries / blocks

Target largest, fastest growing applications

Enhance Jazz Semiconductor analog wafer level manufacturing leadership

Products / ICs alternatives

Offer IP blocks in die form

Analog standard products and mixed signal SOCs

Converged systems / solutions over the long term

Products that use ICs fabbed by Jazz Semiconductor

FY 2004	FY 2005	9 Months Ended 9/30/2005	9 Months Ended 9/30/2006 [1]
Revenue - CMOS Standard	$90,232	$74,951	$57,150	$50,338
Revenue - Specialty	$129,303	$124,079	$86,570	$123,560
Net Revenue	**$219,535**	**$199,030**	**$143,720**	**$173,898**
% Growth	*18.5%*	*(9.3%)*	*NA*	*21.0%*
Gross Profit	$44,189	$24,736	$13,282	$30,467
% Margin	*20.1%*	*12.4%*	*9.2%*	*17.5%*
Operating Income (Loss)	$3,056	($12,405)	($14,911)	$399
% Margin	*1.4%*	*NM*	*NM*	*0.2%*
Adjusted EBITDA [2]	$23,712	$11,532	$3,171	$22,510
% Margin	*10.8%*	*5.8%*	*2.2%*	*12.9%*

Financial Information and Valuation
Summary Historical Financials ($ in thousands)

(1)

Figures shown for 9 months ended 9/30/2006 are unaudited, non-U.S. GAAP numbers which have been adjusted for a non-recurring and non-cash charge of $17.5 million and  $16.3 million at the revenue, gross profit and operating income / (loss) lines, respectively, associated with the termination of a related party agreement. (See the following page for reconciliation to U.S. GAAP)

(2)

Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flow from operational activities as a measure of liquidity. (See the following page for reconciliation of Adjusted EBITDA to U.S.
GAAP)

Adjusted EBITDA Reconciliation					
			9 Months Ended		LTM
	FY 2004	FY 2005	9/30/2005	9/30/2006	9/30/2006
Operating Income (Loss)	$3,056	($12,405)	($14,911)	($15,901)	($13,395)
One-Time Related Party Charge, Net	0	0	0	16,300	16,300
Adjusted Operating Income (Loss)	$3,056	($12,405)	($14,911)	$399	$2,905
Depreciation and Amortization	17,180	20,904	15,526	17,256	22,634
Other Charges [1]	3,476	3,033	2,556	4,855	5,332
Adjusted EBITDA [2]	**$23,712**	**$11,532**	**$3,171**	**$22,510**	**$30,871**

9 Months Ended 9/30/2006 Non-U.S. GAAP to U.S. GAAP Reconciliation			
	Non-U.S. GAAP	Adjustments	U.S. GAAP
Revenue - CMOS Standard	$32,838	$17,500	$50,338
Revenue - Specialty	$123,560		$123,560
Net Revenue	**$156,398**	**$17,500**	**$173,898**
% Growth	*8.8%*		*21.0%*
Gross Profit	$14,167	$16,300	$30,467
% Margin	*9.1%*		*17.5%*
Operating Income (Loss)	($15,901)	$16,300	$399
% Margin	*NM*		*0.2%*

Financial Information and Valuation
Adj’d EBITDA and GAAP Reconciliation ($ in thousands)

(1)

Other charges include research and development expense related to the purchase of technology from Polar Fab, a license fee paid to HHNEC for intellectual property that was determined not to have future value, management fees, stock compensation expense, and income associated with legacy Stock Appreciation Rights and related warrants, and IPO and merger expense write-off and other non-operating income

(2)

Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flow from operational activities as a measure of liquidity

Jazz
Acquicor Technology Inc.

	Jazz Merger	Selected Semiconductor Foundry Companies			Selected RF / Analog Semiconductor Companies		
		High	Low	Median	High	Low	Median
Enterprise Value to Revenue							
Last 12 Months	**1.0x**	4.8x	1.5x	2.7x	4.5x	1.2x	2.2x
CY 2006	**1.0x**	4.1x	1.2x	2.5x	4.0x	1.2x	1.8x
CY 2007	**0.8x**	3.8x	1.1x	1.8x	3.4x	1.1x	1.5x
Enterprise Value to EBITDA							
CY 2006	**8.4x**	15.3x	2.7x	6.0x	12.9x	9.7x	11.2x
CY 2007	**5.2x**	7.3x	2.1x	5.7x	7.7x	5.1x	7.6x
Price to EPS							
CY 2006	**38.8x**	35.1x	12.2x	21.7x	31.4x	17.7x	21.4x
CY 2007	**11.6x**	43.2x	9.2x	13.8x	21.0x	15.8x	16.7x

Financial Information and Valuation
Summary Comparable Company Analysis (1)

(1)   Multiples were derived from analysis done by Needham & Company, LLC in preparation of their fairness opinion. (See Acquicor’s preliminary proxy statement on Schedule 14A filed with the SEC on November 20, 2006, page 64)